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                                                                   EXHIBIT 10.15


                          FOURTH AMENDMENT AND WAIVER
                                      TO
                             AMENDED AND RESTATED
                               CREDIT AGREEMENT


     FOURTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 22, 1998 (this "Fourth Amendment"), to the Amended and Restated Credit
                          ----------------
Agreement dated as of August 7, 1997, as amended by the First Amendment and Waiver to Amended and Restated Credit Agreement dated as of November 13, 1997, the Second Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 13, 1997 and the Third Amendment to Amended and Restated Credit Agreement dated as of January 7, 1998 (as so amended, the "Credit Agreement"),
                                                           ----------------
among Hollywood Theater Holdings, Inc. (the "Parent"), Hollywood Theaters, Inc.
                                             ------
(the "Company"), the banks and other financial institutions parties thereto
      -------
(collectively, the "Banks"; individually, a "Bank"), and Bank of America
                                             ----
National Trust and Savings Association, as Administrative Agent for the Banks (the "Administrative Agent").
      --------------------

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, Parent and the Company have requested that the Administrative Agent and the Banks waive certain terms and conditions under the Credit Agreement as more fully set forth herein; and

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Capitalized terms defined in the Credit Agreement
               -------------
and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

          2.   Amendments to Credit Agreement.  Section 1.1 of the Credit
               ------------------------------
Agreement is hereby amended by adding thereto the following definitions in the appropriate alphabetical order:

          "Equity Issuance":  shall mean an issuance and sale by the Parent of a
           ---------------
     minimum of $30,000,000 of its Capital Stock, either through private placement or public offering.

          "Fourth Amendment": that Fourth Amendment and Waiver to Amended and
           ----------------
     Restated Credit Agreement among the Parent, the
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                                                                               2



     Company, the Administrative Agent and the Banks parties thereto.

          3.   Waivers.  The Administrative Agent and the Banks hereby grant the
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following waivers on the following terms:

          (a) the provisions of subsection 2.7(d) hereby are waived beginning on the date hereof and ending at 11:59 p.m. on August 31, 1998 (the "Equity
                                                                  ------
Issuance Waiver Period") solely to permit the Equity Issuance to be consummated
----------------------
on or prior to August 31, 1998, without a corresponding mandatory prepayment of the Loans and reduction of the Revolving Loan Commitments; and

          (b) the provisions of the first sentence of subsection 4.3(f) hereby are waived until the end of the Equity Issuance Waiver Period; provided,
                                                               --------
however, that if an Equity Issuance shall not have occurred prior to the end of
-------
the Equity Issuance Waiver Period, the Parent shall affect a Required Equity Contribution within thirty (30) days after the end of the Equity Issuance Waiver Period in an amount not less than the aggregate amount of all Construction Advances in excesss of $12,000,000 made from and after the Third Amendment Effective Date to and including the last day of the Equity Issuance Waiver Period, and any failure of Parent to affect such Required Equity Contribution shall be an Event of Default.

          4.   Payment of Expenses.  The Company agrees to pay or reimburse the
               -------------------
Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the negotiation, preparation and distribution of documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          5.   No Other Amendments; Confirmation.  Except as expressly amended,
               ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

          6.   Affirmation of Guarantees.  The Parent hereby consents to the
               -------------------------
execution and delivery of this Fourth Amendment and reaffirms its obligations under Article X of the Credit Agreement.

          7.     Counterparts.  This Fourth Amendment may be executed in any
                 ------------
number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          8.   GOVERNING LAW AND JURISDICTION.  THIS FOURTH AMENDMENT SHALL BE
               ------------------------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT CONSIDERATION OF ITS CONFLICT OF LAWS PRINCIPLES, AND APPLICABLE FEDERAL LAW.
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          IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                HOLLYWOOD THEATER HOLDINGS, INC.


                                By: /s/ James R. Featherstone
                                   ---------------------------------------
                                     James R. Featherstone
                                     Vice President


                                HOLLYWOOD THEATERS, INC.


                                By: /s/ James R. Featherstone
                                   ---------------------------------------
                                     James R. Featherstone
                                     Vice President


                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as
                                Administrative Agent and as a Bank


                                By: /s/ Carl F. Salas
                                   ---------------------------------------
                                     Carl F. Salas
                                     Vice President
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                                THE BANK OF NOVA SCOTIA, as a Bank


                                By: /s/ Vincent J. Fitzgerald
                                   ---------------------------------------
                                Name:  Vincent J. Fitzgerald, Jr.
                                Title: Authorized Signatory
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                                BANK ONE TEXAS, N.A., as a Bank


                                By: /s/ Gina A. Norris
                                   ---------------------------------------
                                Name: Gina A. Norris
                                Title: Vice President
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                                THE SUMITOMO BANK, LIMITED, as a Bank


                                By: /s/ H. W. Redding
                                   ---------------------------------------
                                Name: H. W. Redding
                                Title: Vice President and Manager


                                By: /s/ Stan Marciniak
                                   ---------------------------------------
                                Name: Stan Marciniak
                                Title: Vice President and Manager
                                      Operations